                                                                     EXHIBIT 4.2
                                                                     -----------


                                [FORM OF NOTE]

          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO HOLDINGS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANS-ACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER HEREOF THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO THE ISSUER OR ITS SUBSIDIARIES, (II) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONA-BLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(III) OUT-SIDE OF THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RE-SALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

          THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, DETERMINATION OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO

MATURITY OF THE NOTES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF THE ISSUER AT THE ADDRESS SET FORTH ON THE REVERSE OF THIS NOTE.

                           TELEMUNDO HOLDINGS, INC.

                               _________________


               11 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES A

CUSIP No. 87944F AA O
No. ___________                                       $

          Telemundo Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (herein called "Holdings," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _______________ Dollars on August 15, 2008, at the office or agency of Holdings referred to below. The Notes are general unsecured obligations of Holdings, limited to $218,838,000 aggregate principal amount at maturity, and will mature on August 15, 2008. The Notes will accrete at a rate of 11 1/2% per annum to 100% of the principal amount at maturity by August 15, 2003. Except as described below under "Registration Rights," no cash interest will accrue on the Notes prior to August 15, 2003. Cash interest will accrue on the Notes at the rate per annum shown above from August 15, 2003, or from the most recent date to which interest has been paid or provided for, payable semiannually on February 15 and August 15 of each year, commencing February 15, 2004 (each, an "Interest Payment Date"), to Holders of record at the close of business on the February 1 or August 1 immediately preceding the Interest Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 and August 1 (each, a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Note will be made at the office or agency of Holdings maintained for that purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Holdings as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of Holdings by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                 [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, Holdings has caused this instrument to be duly executed.

                              TELEMUNDO HOLDINGS, INC.
Dated:

                              By:  ____________________________________________
                                   Name:
                                   Title:

                              By:  ____________________________________________
                                   Name:
                                   Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/2% Senior Discount Notes Due 2008, Series A, referred to in the within-mentioned Indenture.

                              BANK OF MONTREAL TRUST COMPANY,
                                   as Trustee

                              By:  ____________________________________________
                                   Authorized Signatory

                               [REVERSE OF NOTE]

          1.  Indenture.  This Note is one of a duly authorized issue of Notes
              ---------
of Holdings designated as its 11 1/2% Senior Discount Notes Due 2008, Series A (herein called the "Initial Notes"). The Notes are limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount at maturity to $218,838,000, which may be issued under an indenture (herein called the "Indenture"), dated as of August 12, 1998, between Holdings and Bank of Montreal Trust Company, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Holdings, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes include the Initial Notes, the Private Exchange Notes and the Unrestricted Notes (including the Exchange Notes referred to below), issued in exchange for the Initial Notes pursuant to the Registration Rights Agreement. The Initial Notes, the Private Exchange Notes and the Unrestricted Notes are treated as a single class of securities under the Indenture.

          All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to this Indenture and the TIA for a statement of such terms.

          No reference herein to this Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of Holdings, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          2.  Optional Redemption.  Except as set forth in the following
              -------------------
paragraph, the Notes will not be redeemable at the option of Holdings prior to August 15, 2003. Thereafter, the Notes will be redeemable, at Holdings' option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

                                                                                    Redemption
     Period                                                                           Price
     ------                                                                         ----------
     2003.........................................................................   105.750%
     2004.........................................................................   103.833%
     2005.........................................................................   101.917%
     2006 and thereafter..........................................................   100.000%

          In addition, at any time and from time to time prior to August 15, 2001, Holdings may redeem in the aggregate up to 35% of the aggregate principal amount at maturity of the Notes with the Net Cash Proceeds of one or more Public Equity Offerings at a redemption price equal to 111 1/2% of their Accreted Value, plus accrued and unpaid interest, if any, at the Redemption Date; provided, however, that not less than 65% of the aggregate principal amount at maturity of Notes originally issued must remain outstanding after each such redemption.

          In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not then listed on a national securities exchange (or if the Notes are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate;
provided, however, that no Notes of a principal amount at maturity of $1,000 or less shall be redeemed in part. The Trustee shall promptly notify Holdings and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount at maturity thereof to be redeemed. A new Note in Accreted Value and principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

          3.  Registration Rights.  Pursuant to the Registration Rights
              -------------------
Agreement by and among Holdings and the Initial Purchasers, Holdings will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for 11 1/2% Senior Discount Notes Due 2008, Series B, of Holdings (herein called the "Exchange Notes"), which have been registered under the Securities Act, in like principal amount at maturity and Accreted Value and having identical terms as the Notes (other than as set forth in this paragraph). The Holders of Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          4.  Offers to Purchase.  Sections 10.10 and 10.15 of the Indenture
              ------------------
provide that upon the occurrence of a Change of Control and following certain Asset Dispositions, and subject to certain conditions and limitations contained therein, Holdings shall make an offer to purchase all or a portion of the Notes in accordance with the procedures set forth in this Indenture.

          5.  Defaults and Remedies.  If an Event of Default occurs and is
              ---------------------
continuing, the Accreted Value of all of the Outstanding Notes, plus all accrued and unpaid interest, if any, to and including the date the Notes are paid, may be declared due and payable in the manner and with the effect provided in this Indenture.

          6.  Defeasance.  The Indenture contains provisions (which provisions
              ----------
apply to this Note) for defeasance at any time of (a) the entire indebtedness of Holdings on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by Holdings with certain conditions set forth therein.

          7.  Amendments and Waivers.  The Indenture permits, with certain
              ----------------------
exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of Holdings and the rights of the Holders under the Indenture at any time by Holdings and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount at maturity of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages of the principal amount at maturity of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by Holdings with certain provisions of the Indenture and certain past Defaults under the Indenture and this Note and their consequences. Any such consent or waiver by or on behalf of the Holder of the Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          8.  Denominations, Transfer and Exchange.  The Notes are issuable only
              ------------------------------------
in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount at maturity and Accreted Value of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of Holdings, upon surrender of this Note for registration of transfer at the office or agency of Holdings maintained for such purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Holdings as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Holdings and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount at maturity and Accreted Value, will be issued to the designated transferee or transferees.

          No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but Holdings may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          9.  Persons Deemed Owners.  Prior to and at the time of due
              ---------------------
presentment of this Note for registration of transfer, Holdings, the Trustee and any agent of Holdings or the Trustee may treat the person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither Holdings, the Trustee nor any agent shall be affected by notice to the contrary.

          10.  Governing Law.  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY,
               -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Holdings will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to: TELEMUNDO HOLDINGS, INC., c/o Telemundo Group, Inc., 2290 West 8th Avenue, Hialeah, Florida 33010, Attention: Osvaldo F. Torres, Esq.

                                ASSIGNMENT FORM

If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Note on the books of Holdings. The agent may substitute another to act for such agent.

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date two years (or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereunder) after the later of the original issuance date appearing on the face of this Note (or any predecessor Note) or the last date on which Holdings or any Affiliate of Holdings was the owner of this Note (or any predecessor Note), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or
                                       --

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked and, in the case of (b) above, if the appropriate document is not attached or otherwise furnished to the Trustee, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.16 and Section
3.17 of this Indenture shall have been satisfied.

________________________________________________________________________________

Date:  _________________   Your signature:  ____________________________________
                                         (Sign exactly as your name appears on
                                         the other side of this Note)


                                         By: ___________________________________
                                             NOTICE:  To be executed
                                             by an executive officer

Signature Guarantee: ___________________________________________________________

                              SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Holdings as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_____________________             ________________________________________
                                        NOTICE:  To be executed by
                                        an executive officer

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Note purchased by Holdings pursuant to
Section 10.10 or 10.15 of the Indenture, check the appropriate box:

     Section 10.10 [   ]                 Section 10.15 [   ]

          If you wish to have a portion of this Note purchased by Holdings pursuant to Section 10.10 or 10.15 of the Indenture, state the amount:

   $____________________________________________________________________________
   _____________________________________________________________________________


Date: ______________          Your signature: __________________________________

                                          (Sign exactly as your name appears on
                                          the other side of this Note)


                                          By:_________________________________
                                              NOTICE:  To be executed
                                              by an executive officer

Signature Guarantee: ____________________


                              SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                            TELEMUNDO HOLDINGS, INC.

                               _________________

                11 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES B


CUSIP No. 87944F AB 8
No. ___________                                       $

          Telemundo Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (herein called "Holdings," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _______________ Dollars on August 15, 2008, at the office or agency of Holdings referred to below. The Notes are general unsecured obligations of Holdings, limited to $218,838,000 aggregate principal amount at maturity, and will mature on August 15, 2008. The Notes will accrete at a rate of 11 1/2% per annum to 100% of the principal amount at maturity by August 15, 2003. Except as described below under "Registration Rights," no cash interest will accrue on the Notes prior to August 15, 2003. Cash interest will accrue on the Notes at the rate per annum shown above from August 15, 2003, or from the most recent date to which interest has been paid or provided for, payable semiannually on February 15 and August 15 of each year, commencing February 15, 2004 (each, an "Interest Payment Date"), to Holders of record at the close of business on the February 1 or August 1 immediately preceding the Interest Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on February 1 and August 1 (each, a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Note will be made at the office or agency of Holdings maintained for that purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Holdings as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of Holdings by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, Holdings has caused this instrument to be duly executed.

Dated:                                  TELEMUNDO HOLDINGS, INC.

                                        By:  ___________________________________
                                             Name:
                                             Title:




                                        By:  ___________________________________
                                             Name:
                                             Title:



          TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the 11 1/2% Senior Discount Notes Due 2008, Series B, referred to in the within-mentioned Indenture.


                                        BANK OF MONTREAL TRUST COMPANY
                                        as Trustee



                                        By: ____________________________________
                                            Authorized Signature

                               [REVERSE OF NOTE]

          1.  Indenture.  This Note is one of a duly authorized issue of Notes
              ---------
of Holdings designated as its 11 1/2% Senior Discount Notes Due 2008, Series B (herein called the "Initial Notes"). The Notes are limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount at maturity to $218,838,000, which may be issued under an indenture (herein called the "Indenture"), dated as of August 12, 1998, between Holdings and Bank of Montreal Trust Company, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Holdings, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes include the Initial Notes, the Private Exchange Notes and the Unrestricted Notes (including the Exchange Notes referred to below), issued in exchange for the Initial Notes pursuant to the Registration Rights Agreement. The Initial Notes, the Private Exchange Notes and the Unrestricted Notes are treated as a single class of securities under the Indenture.

          All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA"). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms.

          No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of Holdings, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          2.  Optional Redemption.  Except as set forth in the following
              -------------------
paragraph, the Notes will not be redeemable at the option of Holdings prior to August 15, 2003. Thereafter, the Notes will be redeemable, at Holdings' option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

                                                                      Redemption
          Period                                                        Price
          ------                                                      ----------
          2003......................................................  105.750%
          2004......................................................  103.833%
          2005......................................................  101.917%
          2006 and thereafter.......................................  100.000%

          In addition, at any time and from time to time prior to August 15, 2001, Holdings may redeem in the aggregate up to 35% of the aggregate principal amount at maturity of the Notes with the Net Cash Proceeds of one or more Public Equity Offerings at a redemption price equal to 111 1/2% of their Accreted Value, plus accrued and unpaid interest, if any, at the Redemption Date; provided, however, that not less than 65% of the aggregate principal amount at maturity of Notes originally issued must remain outstanding after each such redemption.

          In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not then listed on a national securities exchange (or if the Notes are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Notes of a principal amount at maturity of $1,000 or less shall be redeemed in part. The Trustee shall promptly notify Holdings and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount at maturity thereof to be redeemed. A new Note in Accreted Value and principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

          3.  Offers to Purchase.  Sections 10.10 and 10.15 of the Indenture
              ------------------
provide that upon the occurrence of a Change of Control and following certain Asset Dispositions, and subject to certain conditions and limitations contained therein, Holdings shall make an offer to purchase all or a portion of the Notes in accordance with the procedures set forth in the Indenture.

          4.  Defaults and Remedies.  If an Event of Default occurs and is
              ---------------------
continuing, the Accreted Value of all of the Outstanding Notes, plus all accrued and unpaid interest, if any, to and including the date the Notes are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

          5.  Defeasance.  The Indenture contains provisions (which provisions
              ----------
apply to this Note) for defeasance at any time of (a) the entire indebtedness of Holdings on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by Holdings with certain conditions set forth therein.

          6.  Amendments and Waivers.  The Indenture permits, with certain
              ----------------------
exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of Holdings and the rights of the Holders under the Indenture at any time by Holdings and the Trustee with the consent of the Holders of not less than a majority of aggregate principal amount at maturity of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages of the principal amount at maturity of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by Holdings with certain provisions of the Indenture and certain past Defaults under the Indenture and this Note and their consequences. Any such consent or waiver by or on behalf of the Holder of the Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          7.  Denominations, Transfer and Exchange.  The Notes are issuable only
              ------------------------------------
in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount at maturity and Accreted Value of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of Holdings, upon surrender of this Note for registration of transfer at the office or agency of Holdings maintained for such purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of Holdings as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Holdings and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount at maturity and Accreted Value, will be issued to the designated transferee or transferees.

          No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but Holdings may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          8.  Persons Deemed Owners.  Prior to and at the time of due
              ---------------------
presentment of this Note for registration of transfer, Holdings, the Trustee and any agent of Holdings or the Trustee may treat the person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither Holdings, the Trustee nor any agent shall be affected by notice to the contrary.

          9.  Governing Law.  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY,
              -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Holdings will furnish to any Holder of a Note upon written request and without charge a copy of this Indenture. Requests may be made to: TELEMUNDO HOLDINGS, INC., c/o Telemundo Group, Inc., 2290 West 8th Avenue, Hialeah, Florida 33010, Attention: Osvaldo F. Torres, Esq.

                                ASSIGNMENT FORM

If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Note on the books of Holdings. The agent may substitute another to act for such agent.

Date:____________      Your signature: ____________________________________
                                       (Sign exactly as your name appears on
                                       the other side of this Note)


                                       By:__________________________________
                                          NOTICE:  To be executed
                                          by an executive officer

Signature Guarantee:___________________________

                              SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Note purchased by Holdings pursuant to
Section 10.10 or 10.15 of the Indenture, check the appropriate box:

          Section 10.10 [   ]            Section 10.15 [   ]

          If you wish to have a portion of this Note purchased by Holdings pursuant to Section 10.10 or 10.15 of the Indenture, state the amount:

$_______________________________________________________________________________
________________________________________________________________________________

Date: __________       Your signature: _____________________________________
                                       (Sign exactly as your name appears on
                                       the other side of this Note)


                                       By:___________________________________
                                          NOTICE:  To be executed
                                          by an executive officer

Signature Guarantee:____________________

                              SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.